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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        September 7, 1999
                                                 -------------------------------



                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                         1-04129                     75-0675400
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(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



901 W. Walnut Hill Lane, Irving, Texas               75038-1003
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code        (972) 580-4000
                                                  ------------------------------




                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS.


         On September 7, 1999, Zale Corporation (the "Company") announced that, Robert J. DiNicola has relinquished his responsibilities as Chief Executive Officer in favor of Beryl B. Raff, the Company's current President and Chief Operating Officer. Ms. Raff will now serve as President and Chief Executive Officer and was elected as a member of the Company's Board of Directors. Mr. DiNicola will continue to actively serve as Chairman of the Board of Directors.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)    Exhibits.

                  99   Press Release issued by the Company on September 7, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Zale Corporation
                                       Registrant


                                       By:   /s/ Mark R. Lenz
                                             -----------------------------------
                                             Mark R. Lenz
                                             Senior Vice President, Controller
                                             (principal accounting officer
                                             of the registrant)

Date:    September 7, 1999

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99                Press Release issued by the Company on September 7, 1999.